UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Cracker Barrel Old Country Store, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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* * * Exercise Your Right to Vote * * *
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on December 1, 2010.

CRACKER BARREL OLD COUNTRY
STORE, INC.

Meeting Information
Meeting Type:        Annual
For holder as of:    October 4, 2010
Date:    December 1, 2010       Time   10:00 AM CST

Location:	CRACKER BARREL OLD COUNTRY STORE, INC. 305 HARTMANN DRIVE LEBANON, TESSESSEE 37088-0787

CRACKER BARVEL OLD COUNTRY STORE, INC.
C/O AMERICAN STOCK TRANSFER & TRUST COMPANY
3201 15 TH AVENUE
BROODLYN, NY 11219
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—— Before You Vote ——
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT          ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Shareholders may also request paper or email copies of the proxy materials for all future meetings. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com
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—— How To Vote ——
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the proxy materials for any special requirements for meeting attendance, as well as directions on how to get to the meeting location. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that you vote FOR the following:
1.	Election of Directors
         Nominees:

01)	Robert V. Dale	06)	Martha M. Mitchell
02)	Richard J. Dobkin	07)	Andrea M. Weiss
03)	Robert C. Hilton	08)	Jimmie D. White
04)	Charles E. Jones, Jr.	09)	Michael A. Woodhouse
05)	B.F. “Jack” Lowery
The Board of Directors recommends you vote FOR the following proposals:
2.	TO APPROVE THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2011.
3.	TO APPROVE THE CRACKER BARREL 2010 OMNIBUS INCENTIVE COMPENSATION PLAN.